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		SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549



				Form 8-K



			     CURRENT REPORT



		Pursuant to Section 13 or 15(d) of
	     the Securities and Exchange Act of 1934



	Date of Report (Date of earliest event reported) May 16, 1994



			SPRINT CORPORATION
			__________________
	(Exact name of registrant as specified in its charter)



	Kansas          1-4721          48-0457967
	______          ______          __________
	(State of       (Commission     (IRS Employer
	Incorporation)  File Number)    Identification Number)


	2330 Shawnee Mission Parkway, Westwood, Kansas 66205
	____________________________________________________
	(Address of principal executive offices)  (Zip Code)



   Registrant's telephone number, including area code:  (913) 624-3000



	P.O. Box 11315, Kansas City, Missouri 64112
	____________________________________________
	(Mailing address of principal executive offices)

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Item 5.  Other Events

     On May 16, 1994, Electronic Data Systems ("EDS") and the registrant confirmed in a news release that they are engaged in discussions concerning the possible formation of a strategic relationship between the two companies. Additional information concerning the discussions is contained in the news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

	  99.  News Release Relating to Discussions with EDS

			SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			   SPRINT CORPORATION




			   By  /s/ MICHAEL T. HYDE
			       Michael T. Hyde
			       Assistant Secretary


Dated:  May 16, 1994

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EXHIBIT INDEX

Exhibit
Number                        Exhibit


 99.     News Release Relating to Discussions with EDS